EXHIBIT O

JOINT FILING AGREEMENT

The undersigned agree that this Amendment No. 6 relating to the Class A Common Stock ($0.10 par value per share) of The New York Times Company shall be filed on the date hereof on behalf of the undersigned.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
By:	Harbinger Capital Partners LLC
By:	Harbinger Holdings, LLC, Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.
By:	Harbinger Holdings, LLC, Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

HMC INVESTORS, L.L.C.
By:	/s/ Joel B. Piassick
Name: Joel B. Piassick Title: Executive Vice President

HARBINGER CAPITAL PARTNERS LLC
By:	Harbinger Holdings, LLC, Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

CUSIP No. 650111107

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
By:	Harbinger Capital Partners Special Situations GP, LLC
By:	Harbinger Holdings, LLC, Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC
By:	Harbinger Holdings, LLC, Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

HMC — NEW YORK, INC.
By:	/s/ Joel B. Piassick
Name: Joel B. Piassick Title: Executive Vice President

HARBERT MANAGEMENT CORPORATION
By:	/s/ Joel B. Piassick
Name: Joel B. Piassick Title: Executive Vice President

HARBINGER HOLDINGS, LLC
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

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CUSIP No. 650111107

/s/ Philip Falcone
Name: Philip Falcone

/s/ Raymond J. Harbert
Name: Raymond J. Harbert

/s/ Michael D. Luce
Name: Michael D. Luce

/s/ Scott Galloway
Name: Scott Galloway

HARBINGER CAPITAL PARTNERS NY, LLC
By:	Harbinger Capital Partners Master Fund I, Ltd., Manager
By:	Harbinger Capital Partners LLC Managing Member
By:	/s/ Philip Falcone
Name: Philip Falcone Title: Managing Member

FIREBRAND INVESTMENTS, LLC
By:	/s/ Scott Galloway
Name: Scott Galloway Title: Founder and CIO

March 6, 2009

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